As filed with the Securities and Exchange Commission on May 7, 2008

                                        Registration No. 333-138968
================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                         Post-Effective Amendment No. 1
                                       to
                                    FORM F-6
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933
    For American Depositary Shares Evidenced by American Depositary Receipts

                                   ----------

                              GENESIS LEASE LIMITED
   (Exact name of issuer of deposited securities as specified in its charter)
                                       N/A
                   (Translation of issuer's name into English)
                                     Bermuda
            (Jurisdiction of incorporation or organization of issuer)
                      DEUTSCHE BANK TRUST COMPANY AMERICAS
             (Exact name of depositary as specified in its charter)
                                 60 Wall Street
                              New York, N.Y. 10005
                                 (212) 250-9100
   (Address, including zip code, and telephone number, including area code, of depositary's principal executive offices)

                                   ----------

                      Deutsche Bank Trust Company Americas
                                 ADR Department
                                 60 Wall Street
                            New York, New York 10005
                                 (212) 250-9100
 (Address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

  Francis Fitzherbert-Brockholes, Esq.               Boris Dolgonos, Esq.
          White & Case LLP                        Weil, Gotshal & Manges LLP
         5 Old Broad Street                            767 Fifth Avenue
           London EC2N 1DW                            New York, NY 10153
          +44-20-7532-1000                              (212) 310-8000

         It is proposed that this filing become effective under Rule 466
                           [ ] immediately upon filing
                             [ ] on (Date) at (Time)
 If a separate registration statement has been filed to register the deposited shares, check the following box. [x]

                         CALCULATION OF REGISTRATION FEE

                                                                Proposed              Proposed           Amount of
      Title of each class            Amount to be       maximum aggregate price   maximum aggregate    registration
 of Securities to be registered       registered               per unit (1)       offering price (2)      fee (3)
-------------------------------   -------------------   -----------------------   ------------------   ------------
American Depositary Shares            100,000,000                $0.05               $5,000,000.00        $196.50
evidenced by American             American Depositary
Depositary Receipts, each              Shares
American Depositary Share
representing one common shares,
par value $0.001, of Genesis
Lease Limited

1 For the purpose of this table only the term "unit" is defined as one American Depositary Share.
2 Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(k), such estimate is computed on the basis of the maximum aggregate fees or charges to be imposed in connection with the issuance of American Depositary Shares.
3 Registration fees paid in connection with the initial registration of 100,000,000 American Depositary Shares on Registration Statement
     No. 333-138968.

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the United States Securities and Exchange Commission, acting pursuant to said Section 8(a) may determine.

     This registration statement may be executed in any number of counterparts, each of which shall be deemed an original and all of such counterparts together shall constitute one and the same instrument.

================================================================================

     The prospectus consists of the proposed form of American Depositary
Receipt ("Receipt" or "American Depositary Receipt") included as Exhibit A to the form of Deposit Agreement previously filed (Form F-6, file number 333-138968), which form of American Depositary Receipt is incorporated herein by reference.

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

Item - 1.           Description of Securities to be Registered

                              Cross Reference Sheet

                                                Location in Form of Receipt
Item Number and Caption                         Incorporated Herein by Reference
-----------------------------------------       --------------------------------
1. Name and address of depositary               Face of Receipt, introductory
                                                Article

2. Title of American Depositary Receipts        Face of Receipt, introductory
and identity of deposited securities            Article

       Terms of Deposit:

       (i) The amount of deposited              Face of Receipt, introductory
       securities represented by one unit       Article, upper right corner
       of American Depositary Receipts

       (ii) The procedure for voting, if        Reverse of Receipt, Article 15
       any, the deposited securities

       (iii) The procedure for collection       Reverse of Receipt, Article 13
       and distribution of dividends

       (iv) The procedure for                   Face of Receipt, Article 5,
       transmission of notices, reports         Reverse of Receipt, Article 15
       and proxy soliciting material

       (v) The procedure for sale or            Reverse of Receipt, Article 13
       exercise of rights

       (vi) The procedure for deposit or        Face of Receipt, Article 3,
       sale of securities resulting from        Reverse of Receipt, Articles 13
       dividends, splits or plans of            and 16
       reorganization

       (vii) The procedure for amendment,       Reverse of Receipt, Articles 19,
       extension or termination of the          20 and 21 (no provisions for
       deposit agreement                        extensions)

       (viii) The procedure for rights of       Face of Receipt, Article 12
       holders of Receipts to inspect the
       transfer books of the depositary
       and the list of holders of
       Receipts

       (ix) Restrictions upon the right         Face of Receipt, Articles 2, 4
       to transfer or withdraw the              and 6
       underlying securities

       (x) Limitation upon the liability        Reverse of Receipt, Articles 13,
       of the depositary                        17, 18 and 23

3. Fees and Charges                             Face of Receipt, Article 9

Item - 2.           Available Information

       Public Reports furnished by issuer       Face of Receipt, Article 12

Genesis Lease Limited is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, accordingly, files certain reports with the United States Securities and Exchange Commission (the "Commission"). These reports can be inspected by holders of Receipts and copied at public reference facilities maintained by the Commission located at 100 F Street, N.E., Washington D.C. 20549, and at the principal executive office of the Depositary.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item - 3.           Exhibits

        (a)(1) Form of Deposit Agreement dated December 19, 2006 (the "Deposit Agreement") among Genesis Lease Limited (the "Company"), Deutsche Bank Trust Company Americas, as depositary (the "Depositary"), and the Holders and Beneficial Owners of American Depositary Shares evidenced by American Depositary Receipts issued thereunder to which the Supplemental Agreement relates.
                - Previously filed (Form F-6, file number 333-138968) and incorporated herein by reference.

        (a)(2) Supplemental Agreement No. 1 dated May 7, 2008 (the "Supplemental Agreement") between the Company and the Depositary. - Filed herewith as Exhibit (a)(2).

        (b) Any other agreement to which the Depositary is a party relating to the issuance of the American Depositary Shares registered hereby or the custody of the deposited securities represented thereby. - Not Applicable.

        (c) Every material contract relating to the deposited securities between the Depositary and the issuer of the deposited securities in effect at any time within the last three years. - Not Applicable.

        (d) Opinion of White & Case LLP, counsel to the Depositary, as to the legality of the securities being registered. - Previously filed (Form F-6, file number 333-138968) and incorporated herein by reference.

        (e)     Certification under Rule 466. - Not Applicable.

        (f)(1) Powers of attorney for certain officers and directors of the Company. - Previously filed (Form F-6, file number 333-138968) and incorporated herein by reference.

        (f)(2) Powers of attorney for certain officers and directors of the Company. - Set forth on the signature page hereto.

Item - 4.           Undertakings

        (a) The Depositary hereby undertakes to make available at the principal office of the Depositary in the United States, for inspection by holders of the American Depositary Receipts, any reports and communications received from the issuer of the deposited securities which are both (1) received by the Depositary as the holder of the deposited securities, and (2) made generally available to the holders of the underlying securities by the issuer.

        (b) If the amounts of fees charged are not disclosed in the prospectus, the Depositary undertakes to prepare a separate document stating the amount of any fee charged and describing the service for which it is charged and to deliver promptly a copy of such fee schedule without charge to anyone upon request. The Depositary undertakes to notify each registered holder of an American Depositary Receipt 30 days before any change in the fee schedule.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that all the requirements for filing on Post-Effective Amendment No. 1 to Form F-6 are met and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on May 7, 2008.

                                        Legal entity created by the form of
                                        Deposit Agreement for the issuance of
                                        American Depositary Receipts for common
                                        shares, par value $0.001, of Genesis
                                        Lease Limited

                                        DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                        AS DEPOSITARY


                                        By: /s/ Christopher Konopelko
                                            ------------------------------------
                                        Name: Christopher Konopelko
                                        Title: Vice President


                                        By: /s/ James Kelly
                                            ------------------------------------
                                        Name: James Kelly
                                        Title: Vice President

          Pursuant to the requirements of the Securities Act of 1933, Genesis Lease Limited certifies that it has reasonable grounds to believe that all the requirements for filing on Post-Effective Amendment No. 1 to Form F-6 are met and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Shannon, Ireland, on May 7, 2008.

                                        GENESIS LEASE LIMITED

                                        By: /s/ John McMahon
                                            ------------------------------------
                                        Name:  John McMahon
                                        Title: Chief Executive Officer

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John McMahon and Alan Jenkins, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, and supplements to this registration statement, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, his or her full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute, shall do or cause to be done by virtue of this Power of Attorney.

          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 7, 2008.

SIGNATURE                               TITLE
-----------------------------------     ----------------------------------------

/s/ John McMahon
-----------------------------------     Chief Executive Officer and Director
John McMahon

/s/ Alan Jenkins
-----------------------------------     Chief Financial Officer and Chief
Alan Jenkins                            Accounting Officer

/s/ Paul Dacier
-----------------------------------     Director
Paul Dacier

/s/ Michael Gradon
-----------------------------------     Director
Michael Gradon

*
-----------------------------------     Director
Niall Green

*
-----------------------------------     Director
Kenneth Holden

*
-----------------------------------     Director
David C. Hurley

*
-----------------------------------     Director
Andrew L. Wallace


* By: /s/ John McMahon
      ------------------------
John McMahon
As Attorney-In-Fact

           SIGNATURE OF AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

     Pursuant to the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of Genesis Lease Limited, has signed this registration statement or amendment thereto in the City of Newark, Delaware, on May 7, 2008.

                                        PUGLISI & ASSOCIATES


                                        By: /s/ Donald J. Puglisi
                                            ------------------------------------
                                        Name: Donald J. Puglisi
                                        Title: Managing Director

                                INDEX TO EXHIBITS

Exhibit
Number      Exhibit
-------     ----------------------------------------------------------
(a)(2)      Supplemental Agreement - Filed herewith as Exhibit (a)(2).